UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2024 (the “Original 8-K”) to provide final information regarding the number of shares issued in connection with the closing of the acquisition of The Gearbox Entertainment Company, Inc., a Delaware corporation (“Gearbox”), by Take-Two Interactive Software, Inc., a Delaware corporation (the “Company”).

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, on March 27, 2024, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with Gearbox Entertainment Company Holding AB, a company organized under the laws of Sweden, Embracer Group AB, a company organized under the laws of Sweden (“Gearbox Parent”) and Groundhog 2, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (“Buyer Sub”), to purchase 100% of the issued and outstanding capital stock of Gearbox, in exchange for newly issued unregistered shares of common stock, par value $0.01 per share (“Common Stock”), of the Company. As previously disclosed at the time of the filing of the Original 8-K, the number of shares of Common Stock of the Company to be issued in connection with the Share Purchase was not known because its value was based on the volume weighted average closing price per share of the Common Stock on the Nasdaq Global Select Market for the five consecutive trading days ending on (and including) the trading day immediately preceding the closing date and subject to adjustment based on cash, indebtedness, transaction expenses and working capital.

On June 11, 2024, the Company completed the previously announced acquisition of The Gearbox Entertainment Company, Inc. and the Company issued 2,830,084 unregistered shares of Common Stock to Gearbox Parent in accordance with the terms of the Purchase Agreement.

The shares of Company Common Stock issued to Gearbox Parent pursuant to the Purchase Agreement will not initially be registered under the Securities Act of 1933, as amended and were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

	By:	/s/ Matthew Breitman
Matthew Breitman
Senior Vice President, General Counsel Americas & Corporate Secretary

Date: June 11, 2024